Other Assets and Notes Receivable (Disclosure)	9 Months Ended
Sep. 30, 2015
Notes to Consolidated Financial Statements [Abstract]
Other Assets Disclosure [Text Block]

4. Other Assets and Notes Receivables

On August 12, 2013, FMCH made an investment-type transaction by providing a credit facility to a middle-market dialysis provider in the amount of up to $200,000 to fund general corporate purposes. The transaction is in the form of subordinated notes with a maturity date of July 4, 2020 (unless prepaid) and a payment-in-kind (“PIK”) feature that will allow interest payments in the form of cash (at 10.75%) or PIK (at 11.75%). The PIK feature, if used, allows for the addition of the accrued interest to the then outstanding principal. The collateral for this loan is 100% of the equity interest in this middle-market dialysis provider. The availability period for drawdowns on this loan was 18 months and ended on February 12, 2015. The Company assesses the recoverability of this investment based on quarterly financial statements and other information obtained, used for an assessment of profitability and business plan objectives, as well as by analyzing general economic and market conditions in which the provider operates. On April 30, 2014, the Payee exercised the PIK feature and converted $10,137 of accrued interest then due to outstanding principal. Consequently, at September 30, 2015, $180,137 is effectively drawn down ($180,137 at December 31, 2014) with $8,369 of interest income accrued ($3,369 at December 31, 2014). Interest is payable on a semi-annual basis. The next payment of $9,999 is expected on October 30, 2015, which may be in the form of PIK or cash.